This is filed pursuant to Rule 497(c).
File Nos. 2-10988 and 811-00134.

(LOGO)(R)                         ALLIANCE BALANCED SHARES, INC.
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P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1995

_________________________________________________________________
This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus. Copies of such Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                          Page

Description of the Fund....................................2

Management of the Fund.....................................7

Expenses of the Fund.......................................15

Purchase of Shares.........................................18

Redemption and Repurchase of Shares........................34

Shareholder Services ......................................37

Net Asset Value............................................44

Dividends, Distributions and Taxes.........................45

Portfolio Transactions.....................................46

General Information........................................48

Report of Independent Accountants and Financial
Statements.................................................52

Appendix A:   Futures Contracts, Options on Futures
Contracts and Options on Foreign Currencies................A-1

_________________________________________________________________

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

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                     DESCRIPTION OF THE FUND
_________________________________________________________________

         Except as otherwise indicated, the investment policies of Alliance Balanced Shares, Inc. (the "Fund') are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The investment objective of the Fund is to achieve a high return through a combination of current income and capital appreciation.

How the Fund Pursues its Objective

         The Fund has adopted as a fundamental policy that it be a "balanced fund"; this fundamental policy cannot be changed without the approval of shareholders. As an investment policy, the Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and preferred stocks to the extent their values is attributable to their fixed-income characteristics); this investment policy may be changed by the Fund's Board of Directors but only with 60 days' prior shareholder notice and in accordance with the 1940 Act and the Securities and Exchange Commission (the "Commission"). Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the management.

Additional Investment Policies and Practices

         The following additional investment policies supplement those set forth above.

         The Fund's assets are invested in U.S. Government and agency obligations, bonds whether convertible or nonconvertible (except that only that portion of the value of the convertible bonds attributable to their fixed-income characteristics shall be used for purposes of meeting the 25% fixed-income securities requirement), senior debt securities (as listed above), and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. At July 31, 1995, the amount invested in common stocks was approximately 52.8% of the total assets. The Fund engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

         Investment in Covered Call Options. Subject to market conditions, the Fund may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Fund's assets are subject to call options. A covered call option is an option on a security which the Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made.

         The Fund thus forgoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Fund's management believes that such premiums will increase the Fund's income without subjecting it to substantial risks.

         When a security is sold from the Fund's portfolio against which a call option has been written, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

         The premium received by the Fund upon writing a call option will increase the Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Fund may not purchase or sell put or call options on securities or combinations of put and call options on securities.

         Foreign Securities. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed income securities eligible for purchase by the Fund under the investment policies described above. Foreign securities investments are affected by exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States and abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Fund's net assets and income attributable to foreign securities. Costs will be incurred in connection with the conversion of currencies held by the Fund. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

         Options on Foreign Currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix A.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts"). While these contracts are not currently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and the foreign currencies that are the subject of the forward contracts. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks, as discussed below.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. In addition, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated. To the extent required by applicable law, the Fund's Custodian will place cash not available for investment in U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         General. There can be no assurance that the Fund will achieve its investment objective since market risks are inherent in all securities to varying degrees, although Alliance Capital Management L.P., the Fund's Adviser (the "Adviser") will try to limit these risks.

         Portfolio Turnover. Ordinarily, the annual portfolio turnover rate will not exceed 200%. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which must be borne directly by the Fund and its shareholders. The annual portfolio turnover rates of securities of the Fund for its 1994 and 1995 fiscal years were 116% and 179%, respectively.

Fundamental Investment Policies

         The Fund is also subject to the following restrictions in implementing its investment policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund may not: (1) purchase any security of any issuer (other than the United States Government) if as a result more than 5% of the value of its total assets would consist of the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of any issuer; (2) purchase the securities of any other investment company except in a regular transaction in the open market;
(3) purchase the securities of any issuer the business of which has been in continuous operation for less than three years;
(4) retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; (5) invest in other companies for the purpose of exercising control of management;
(6) purchase securities on margin, borrow money, or sell securities short, except that the Fund may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to facilitate management of the portfolio to enable the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Fund will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Fund's total assets);
(7) make loans to other persons except certain call loans upon collateral security (the Fund does not intend to make such loans;

the acquisition of publicly distributed bonds, debentures and other debt securities is not considered a loan); (8) concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry;
(9) underwrite securities issued by other persons; (10) purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933, as amended;
(11) purchase or sell commodities or commodity contracts; or (12) issue any securities senior to the capital stock offered hereby.

         The Fund has not engaged in the investment practice described in restriction (6) above during its last fiscal year and has no current intention of doing so in the foreseeable future.

         In addition, the Fund has undertaken with the securities administrators of certain states where the Fund's shares are sold not to invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs; make loans to any person or individual; purchase a security, if as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Fund would own any securities of an open-end investment company, or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's assets would be invested in securities of any one or more closed-end investment companies, or more than 10% of the value of the Fund's total assets would be invested in securities of closed-end investment companies in the aggregate; invest only in investment grade fixed income securities; invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange; purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate; limit its investments in illiquid securities together with restricted securities (excluding 144A securities) to no more than 15% of the Fund's average net assets.

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                     MANAGEMENT OF THE FUND
_________________________________________________________________

Adviser

         Alliance Capital Management L.P., (the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") as the Fund's Adviser (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 of more than $140 billion (of which more than $47 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 50 registered investment companies comprising 104 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995 approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by affiliates of the Adviser. The Fund may employ its own personnel or contract for services to be performed by third parties. The Advisory Agreement provides that the Board of Directors may approve the payment of compensation to others for consulting services, supplemental research and economic analysis.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .625 of 1% of the first $200 million, .50% of the excess over $200 million up to $400 million and .45 of 1% of the excess over $400 million of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly.

         The Advisory Agreement provides that the Adviser will refund to the Fund the amount by which net expenses (excluding interest, taxes, brokerage, expenses pursuant to the Distribution Services Agreement described below, and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every State. The Fund believes that at present the most restrictive state expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million.

         At their Regular Meeting held on July 19, 1994, the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, voted unanimously to a change in the fiscal year end from September 30 to July 31. In this regard, for the fiscal years ended
September 30, 1993, July 31, 1994 and July 31, 1995, the Adviser received from the Fund advisory fees of $1,064,560, $958,914 and $1,044,023 respectively.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party at a meeting called for the purpose and held on October 14, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement continues in effect for successive twelve-month periods (computed from each October 1) provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or interested persons, as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Agreement was approved for the period ending September 30, 1995 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on July 18, 1995.

         The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities, by a vote of the majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that the Adviser shall not be liable under the Advisory Agreement for any mistake of judgment, or in any event whatsoever, except for lack of good faith, provided that the Adviser shall be liable to the Fund and security holders by reason of willful misfeasance, bad faith or gross negligence or of reckless disregard of its obligations and duties under the Advisory Agreement.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: ACM Institutional Reserves, Inc., AFD Exchange Reserves, Inc., The Alliance Fund, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Counterpoint Fund, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Mortgage Strategy Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all closed-end investment companies.

Directors and Officers

         The Directors and officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA*, 50, Chairman of the Board, is the
President and Chief Operating Officer, the Chief Financial
Officer and a Director of ACMC, with which he has been associated since prior to 1990.

         RUTH BLOCK, 64, was formerly Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States ("Equitable"). She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 65, was formerly a Senior Vice
President of ACMC, with which he had been associated since prior to 1990 through 1994. He is currently an independent consultant.
His address is P. O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 53, has been the President of Historic Hudson Valley (historic preservation) since 1990. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC. His address is 105 West 55th Street, New York, New York 10019.

         WILLIAM H. FOULK, JR., 62, was formerly a Senior Manager of Barrett Associates, Inc., a registered investment advisory firm, with which he had been associated since prior to 1990. He was formerly President of Competrol (BVI) Limited and Cresent Diversified Limited (private investments). His address is 2 Hekma Road, Greenwich, CT 06831.


____________________
*  An "interested person" of the Fund as defined in the 1940 Act.

         DR. JAMES M. HESTER, 71, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1990. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 56, is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1990. He is Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. and Faber-Castell Corporation (writing products). His address is St. Bernard's Road, Gladstone, NJ 07934.

         ROBERT C. WHITE, 74, is an independent consultant. For nine years ending in 1994, he was Vice President and Chief Financial Officer of the Howard Hughes Medical Institute. Prior thereto, he was Assistant Treasurer of Ford Motor Company. His address is 30835 River Crossing, Bingham Farms, Michigan 48025.

Officers

         JOHN D. CARIFA, President, Chairman and President, see
Biography, above.

         BRUCE W. CALVERT, Executive Vice President-Investments,
48, is Vice Chairman of the Board and Chief Investment Officer of
ACMC, with which he has been associated since prior to 1990.

         THOMAS J. BARDONG, Vice President, 50, is a Senior Vice
President of ACMC, with which he has been associated since 1990.

         MATTHEW BLOOM, Vice President, 39, is a Vice President of ACMC, with which he has been associated since prior to 1990.

         EDMUND P. BERGAN, JR., Secretary, 45, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. and Alliance Fund Services, Inc. and Vice President and
Assistant General Council of ACMC, with which he has been associated since prior to 1990.

         DOMENICK PUGLIESE, Assistant Secretary, 34, is a Vice President and Associate General Counsel of Alliance Fund Services, Inc., with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General

Counsel of Prudential Securities since 1991 and an associate with Battle Fowler since prior to 1990.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
44, is a Senior Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1990.

         PATRICK J. FARRELL, Controller, 35, is a Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1990.

         MELVIN J. OLIVER, Assistant Controller, 37, is an
Accounting Manager of Mutual Funds for Alliance Fund Services,
Inc. since prior to 1990.

         JOSEPH J. MANTINEO, Assistant Controller, 36, has been a
Vice President of Alliance Fund Services, Inc. since prior to
1990.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 1995, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                   Total Number
                                                   of Funds in
                                                   the Alliance
                                   Total           Complex,
                                   Compensation    Including the
                                   From the        Fund, as to
                                   Alliance Fund   which the
                   Aggregate       Complex,        Director is a
Name of Director   Compensation    Including the   Director or
of the Fund        From the Fund   Fund            Trustee
________________   _____________   _____________   ______________

John D. Carifa          $ -0-           $ -0-            42
Ruth Block              $3,054          $157,000         31
David H. Dievler        $2,625          $ -0-            49
John H. Dobkin          $3,054          $110,750         29
William H. Foulk, Jr.   $3,054          $141,500         30
Dr. James M. Hester     $3,054          $154,500         32
Clifford L. Michel      $2,678          $120,500         31
Robert C. White         $3,054          $133,500         36

As of October 5, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

____________________________________________________________

                      EXPENSES OF THE FUND

____________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge (or contingent deferred sales charge, when applicable) and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund (as defined in the 1940
Act), are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992 and was amended as of April 30, 1993 to permit distribution of an additional class of Shares, Class C Shares. The amendment to the Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose held on February 23, 1993, and by initial holder of Class C shares of the Fund on April 30, 1993.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended July 31, 1995, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $355,462, which constituted .24% of the average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $233,499. Of the $588,960 paid by the Fund and the Adviser under the Plan, $53,365 was spent on advertising, $5,132 on the printing and mailing of prospectuses for persons other than current shareholders, $341,973 for compensation to broker-dealers and other financial intermediaries (including $124,322 to the Fund's Principal Underwriter), $8,662 for compensation to sales personnel and $179,829 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 1995, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $138,872 which constituted 1.00% of the average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $142,982. Of the $281,854 paid by the Fund and the Adviser under the Plan, $21,269 were spent on advertising, $3,548 on the printing and mailing of prospectuses for persons other than current shareholders, $170,467 for compensation to broker-dealers and other financial intermediaries (including, $44,986 to the Fund's Principal Underwriter), $3,572 for compensation to sales personnel and $82,998 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 1995, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $50,470 which constituted 1.00%, annualized, of the average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $82,096. Of the $132,566 paid by the Fund and the Adviser under the Plan, with respect to Class C shares $11,774 was spent on advertising, $2,042 on the printing and mailing of prospectuses for persons other than current shareholders, $77,042 for compensation to broker-dealers and other financial intermediaries (including $26,796 to the Fund's Principal Underwriter), $1,990 for compensation to sales personnel and $39,718 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until September 30, 1995 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 18, 1995.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class, may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares is higher than the transfer agency costs attributable to the Class A shares or the Class C shares reflecting the additional costs associated with the Class B contingent deferred sales charges. For the fiscal year ended July 31, 1995, the Fund paid Alliance Fund Services, Inc. $198,299 for transfer agency services.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the headings "Purchase and Sale of Shares - How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of the Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," the Fund offers an automatic investment program and a 403(b)(7) retirement plan which permit investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of the Fund in the United States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor and the amount of the purchase, as shown in the table below. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, the securities in the Fund's portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

Alternative Purchase Arrangements

         The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee and, in the case of Class B shares transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge for a four-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Initial Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                      Initial Sales Charge

                                  Discount Or
                                  Charge           Commission
                   Sale Charge    As % of          To Dealers
                   As % of        the Public       Or Agents
Amount of          Net Amount     Offering         As % of
Purchase           Invested       Price            Offering Price
_________          __________     __________       ______________

Less than
     $100,000      4.44%          4.25%            4.00%
$100,000 but
     less than
     250,000       3.36           3.25             3.00
250,000 but
     less than
     500,000       2.30           2.25             2.00
500,000 but
     less than
     1,000,000*    1.78           1.75             1.50

____________________
*There is no sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A and Class B shares, as described below under "Deferred Sales Charge Alternative--Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Manager may, pursuant to the Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund at July 31, 1995.

              Net Asset Value per Class A share at
                   July 31, 1995                   $15.08

              Class A Per Share Sales Charge -
                   4.25% of offering price (4.44% of
                   net asset value per share)      $  .67
                                                   ______

              Class A Per Share Offering Price
                   to the Public
                                                   $15.75
                                                   ======

         During the Fund's fiscal years ended July 31, 1995,
July 31, 1994 and September 30, 1993, the Principal Underwriter received the amounts of $4,819, $13,639 and $30,435, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). For the fiscal years ended July 31, 1995, July 31, 1994 and September 30, 1993, the Principal Underwriter received $71,604, $33,317 and $23,124 in contingent deferred sales charges with respect to Class B share redemptions.

         An investor choosing the initial sales charge alternative may under certain circumstances be entitled to pay a reduced initial sales charge or no initial sales charge but subject in most cases to a contingent deferred sales charge. The circumstances under which an investor may pay a reduced initial sales charge or no initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
The Alliance Fund, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Counterpoint Fund
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Money Market Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Mortgage Strategy Trust, Inc.
Alliance Multi-Market Income Trust, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.

Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios.
  -The Alliance Growth Fund
  -The Alliance Conservative Investors Fund
  -The Alliance Growth Investors Fund
  -The Alliance Strategic Balanced Fund
  -The Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

            (i)  the investor's current purchase;

           (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

          (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the initial reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% initial sales charge on the total amount being invested (the initial sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of the Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the initial sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period, and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment advisory clients of the Investment Adviser or its affiliates;
(ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Investment Adviser, present or retired full-time employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (v) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1995 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge


                   Shares Purchased         Shares Purchased
Year                    before                on or after
Since Purchase     November 19, 1993        November 19, 1993


First                   5.50%                    4.00%
Second                  4.50%                    3.00%
Third                   3.50%                    2.00%
Fourth                  2.50%                    1.00%
Fifth                   1.50%                    None
Sixth                   0.50%                    None

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed, in the case of Class B shares purchased on or after November 19, 1993, that the redemption is first of any shares in the Shareholder's Fund account that are not subject to a contingent deferred sales charge, second of Class B shares held for over three years and third of Class A shares held shortest during the one-year period during which such shares are subject to the sales charge. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase.

         The contingent deferred sales charges on Class A and Class B shares are waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systemic Withdrawal Plan" below).

         Conversion Feature. At the end of the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Asset-Based Sales Charge Alternative--Class C Shares

         Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

_________________________________________________________________

                   REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares."

Redemption

         Subject only to the limitations described below, the Fund redeems the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares and Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange (the "Exchange") is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange

Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         Telephone Redemption By Electronic Funds Transfer. Requests for redemption of shares for which no stock certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request must be for at least $500 and may not exceed $100,000, and must be made between 9:00 a.m. and 4:00 p.m. New York time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except as noted below, each Fund shareholder is eligible to request redemption, once in any 30-day period, of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. New York time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record.

Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request, (iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A shares and Class B shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A shares and Class B shares). Normally, if shares of the Fund are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for at least 60 days after at least 30 days' written notice to the shareholder subsequent to such period. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to all three classes of shares of the Fund.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         Class A shareholders of the Fund can exchange their Class A shares for Class A shares of any other Alliance Mutual Fund that offers Class A shares and for shares of Alliance World Income Trust, Inc. without the payment of any sales or service charges. For purposes of applying any applicable contingent deferred sales charge upon the newly acquired Class A shares, the period of time the Class A shares surrendered in the exchange have been held is added to the period of time the newly acquired shares have been held. Prospectuses for each Alliance Mutual Fund and Alliance Cash Management Fund (each an "Alliance Fund"), may be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional

Information or by telephone at (800) 227-4618 or, in Illinois,
(800) 227-4170.

         Class B shareholders of the Fund can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held, and the original fund's contingent deferred sales charge schedule is applied.

         Class C shareholders of the Fund can exchange their Class C shares for Class C shares of any other Alliance Mutual
Fund that offers Class C shares.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., New York time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. New York time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day.

         Neither the Alliance Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services,Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan investing through the Alliance Premier Retirement Program reaches $5 million on or before December 15 in any year, all Class B shares and C shares of the Fund held by such plan can be exchanged, without any sales charge, for Class A shares of such Fund shortly before the end of the calendar year in which the $5 million level is attained. The Fund waives any contingent deferred sales charge applicable to redemptions of Class B shares by qualified plans investing through the Alliance Premier Retirement Program.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Fund account, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         Class B CDSC Waiver for Shares Acquired After July 1, 1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge. Class B shares acquired after July 1, 1995 that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward these limitations. Remaining Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The net asset value per share is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the Exchange (currently
4:00 p.m. New York time) following receipt of a purchase or redemption order (and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of its total assets, less its liabilities, by the total number of its shares then outstanding. The net asset value is calculated at the close of business on each Fund business day. For this purpose, a Fund's business day is any weekday exclusive of national holidays on which the Exchange is closed and Good Friday. Portfolio securities which are traded over-the-counter and on a national securities exchange are valued in the market which the Board of Directors determines is the broadest and most representative. When securities are valued in the over-the-counter market, valuations are at the mean of the closing bid and asked prices. When Exchange valuations are used, the valuation is the last quoted sales price as of the close of the Exchange on the day of valuation; if there have been no sales during the day, the mean value of the closing bid and asked prices is used. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without exclusive reliance upon quoted prices, since such valuations are believed by the Board more accurately to reflect the fair value of such securities. At the present time, the Fund is employing a pricing service. Several pricing services are available, and the Board of Directors may authorize the use of another such service. In addition, the Board has directed the officers of the Fund periodically to compare valuations obtained from the pricing service with quotations from bond dealers. Temporary investments in short-term securities having a maturity of 60 days or less are valued at original cost which, when combined with amortized discount or accrued interest receivable, approximates market.

         The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the Securities and Exchange Commission.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         The Fund intends to qualify as a regulated investment company under the Internal Revenue Code for each taxable year. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities). If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to the Fund's shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to its shareholders. The Fund will also avoid the nondeductible 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to its shareholders which meet certain minimum distribution requirements. For this purpose, income or gain retained by the Fund which is subject to corporate income tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November or December payable to shareholders of record as of a specified date during such month and paid in the following January will be treated as having been paid by the Fund and received by shareholders in December.

         Gains or losses on sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option of its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that the Fund derive no more than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Subject to the general supervision and control of the Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating best price and execution. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange

Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         With respect to orders placed with Donaldson, Lufkin & Jenrette Securities Corporation for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal year ended July 31, 1995 brokerage commissions paid by the Fund on the purchase and sale of the portfolio securities were $308,733 for transactions totaling $596,999,899. Of this amount, -0- was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation. Additionally, approximately 0% of this amount went to brokers who rendered research services to the Fund. During the fiscal year ended July 31, 1994, brokerage commissions paid by the Fund on the purchase and sale of portfolio securities were $294,990 for transactions totaling $408,687,665. Of this amount, none was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, an affiliated broker-dealer. Additionally, approximately 100% of this amount went to brokers who rendered research services to the Fund. During the fiscal year ended September 30, 1993, brokerage commissions paid by the Fund on the purchase and sale of the portfolio securities were

$192,704 for transactions totaling $622,234,712. Of this amount, none was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation. Additionally, approximately 100% of this amount went to brokers who rendered research services to the Fund.

____________________________________________________________

                       GENERAL INFORMATION
____________________________________________________________

Capitalization

         The Fund's capital stock of the Fund currently consists of 60,000,000 shares of Class A Common Stock, 60,000,000 shares of Class B Common Stock and 60,000,000 shares of Class C Common Stock each having a par value $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series. An order has been received from the Securities and Exchange Commission permitting the issuance and sale of three classes of shares representing interests in the Fund. The issuance and sale of any additional classes will require an additional order from the Securities and Exchange Commission. There is no assurance that such exemptive relief would be granted.

         At October 13, 1995 there were 9,447,744 shares of common stock of the Fund outstanding including 7,993,038 Class A shares, 1,066,328 Class B shares and 388,380 Class C shares. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 13, 1995:

                                           No. of   % of
Name and Address                Class      Shares   Class

BTR Inc. 401K Plan
9 Riverside Road
Weston, MA 02193                A          594,682   7.44%

Merrill Lynch
4800 Deer Lake Dr. East
Jacksonville, FL 32266          B          134,784  12.64%

Merrill Lynch
4800 Deer Lake Dr. East
Jacksonville, FL 32266          C           74,452  19.17%


Custodian

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Alliance Fund Distributors, Inc. is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Legal matters in connection with the issuance of the common stock offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Venable, Baetjer & Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

Independent Accountants

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been appointed as independent accountants for the Fund and has registered as a Registered Limited Liability Partnership under the laws of the State of Delaware. All references to Price Waterhouse in the Prospectus and Statement of Additional Information are to Price Waterhouse LLP.

Total Return Quotations

         From time to time the Fund advertises its "total return." Computed separately for each class the Fund's "total return" is its average annual compounded total return for recent one, five and ten year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed, through the use of a formula prescribed by the Securities and Exchange Commission, by finding the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B and Class C shares in any advertisement or information including performance data of the Fund.

         The Fund's average annual compounded total return for Class A shares for the year ended July 31, 1995 was 11.09%; for the five year period ended July 31, 1995 was 8.64%; and for the ten year period ended July 31, 1995 was 10.46%. The Fund's average annual compounded total return for Class B shares for the year ended July 31, 1995 was 11.07%; and for the period from February 4, 1991 (commencement of distribution) through July 31, 1995 was 8.55%. The Fund's average annual compounded total return for Class C shares for the year ended July 31, 1995 was

15.06%; and for the period from May 3, 1993 (commencement of distribution) through July 31, 1995 was 7.37%.

         The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.














                               54
00250027.AE2

PORTFOLIO OF INVESTMENTS
JULY 31, 1995                                          ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS-58.1%
CONSUMER PRODUCTS & SERVICES-22.9%
BROADCASTING & CABLE-1.6%
Comcast Corp. Cl.A (SPL)                         80,000     $1,615,000
Cox Communications, Inc.Cl.A*                    32,500        658,125
                                                             2,273,125

COSMETICS-1.5%
Gillette Co.                                     50,000      2,187,500

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-7.7%
Abbott Laboratories                              40,000      1,600,000
Columbia HCA Healthcare Corp.                    45,000      2,205,000
Merck & Co., Inc.                                45,000      2,323,125
Pfizer, Inc.                                     40,000      2,020,000
Schering-Plough Corp.                            40,000      1,860,000
United Healthcare Corp.                          20,000        905,000
                                                            10,913,125

ENTERTAINMENT & LEISURE TIME-2.3%
Carnival Corp.                                   40,000        905,000
Walt Disney Co.                                  40,000      2,345,000
                                                             3,250,000

FOOD & BEVERAGES-2.1%
McDonald's Corp.                                 30,000      1,158,750
PepsiCo, Inc.                                    40,000      1,875,000
                                                             3,033,750

HOUSEHOLD PRODUCTS-1.2%
Colgate-Palmolive Co.                            25,000      1,750,000

MULTI-INDUSTRY-0.9%
ITT Corp.                                        11,000      1,320,000

RETAILING-2.2%
AutoZone, Inc.*                                  50,000     $1,300,000
Home Depot, Inc.                                 40,000      1,755,000
                                                             3,055,000

TOBACCO-2.9%
Philip Morris Cos., Inc.                         50,000      3,581,250
UST, Inc.                                        20,000        545,000
                                                             4,126,250

OTHER-0.5%
Duracell International, Inc.                     15,000        690,000
                                                            32,598,750

SCIENCE & TECHNOLOGY-10.5%
BIOTECHNOLOGY-0.8%
Amgen, Inc.*                                     14,000      1,190,000

COMMUNICATION EQUIPMENT-0.8%
General Instrument Corp.*                        30,000      1,106,250

COMPUTER HARDWARE-1.5%
Compaq Computer Corp.*                           26,000      1,319,500
Silicon Graphics, Inc.*                          20,000        840,000
                                                             2,159,500

COMPUTER SOFTWARE-3.2%
cisco Systems, Inc.*                             20,000      1,113,750
General Motors Corp. Cl.E                        40,000      1,760,000
Oracle System Corp.*                             40,000      1,675,000
                                                             4,548,750

SEMI-CONDUCTORS & RELATED-3.5%
Intel Corp.                                      50,000      3,250,000
Motorola, Inc.                                   22,000      1,685,750
                                                             4,935,750

TELECOMMUNICATION EQUIPMENT-0.1%
Scientific-Atlanta, Inc.                         10,000        215,000


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
OTHER-0.6%
Xerox Corp.                                       7,000    $   833,875
                                                            14,989,125

FINANCIAL SERVICES-8.7%
BANKING & CREDIT-2.5%
Citicorp                                         20,000      1,247,500
MBNA Corp.                                       40,000      1,435,000
NationsBank Corp.                                15,000        841,875
                                                             3,524,375

BROKERAGE-1.3%
Dean Witter, Discover & Co.                      15,000        757,500
Merrill Lynch & Co., Inc.                        20,000      1,110,000
                                                             1,867,500

INSURANCE-4.9%
American International Group, Inc.               30,000      2,250,000
General Re Corp.                                  8,000      1,061,000
MGIC Investment Corp.                            12,000        609,000
NAC Re Corp.                                     30,000      1,102,500
Travelers, Inc.                                  40,000      1,895,000
                                                             6,917,500
                                                            12,309,375

BASIC INDUSTRIES-7.6%
AUTO PARTS-0.6%
Magna International, Inc.
Cl.A                                             20,000        920,000

CHEMICALS-2.9%
Morton International, Inc.*                      60,000      1,800,000
Rohm & Haas Co.                                  40,000      2,330,000
                                                             4,130,000

ELECTRICAL EQUIPMENT-1.7%
General Electric Co.                             40,000      2,360,000

MACHINERY-0.6%
Coltec Industries, Inc.*                         60,000        915,000


                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
OTHER-1.8%
Alco Standard Corp.                               8,000    $   651,000
AlliedSignal, Inc.                               40,000      1,870,000
                                                             2,521,000
                                                            10,846,000

PUBLIC UTILITIES-3.2%
TELEPHONE-3.2%
AirTouch Communications, Inc.*                   60,000      1,890,000
AT & T Corp.                                     20,000      1,055,000
MCI Communications Corp.                         70,000      1,675,625
                                                             4,620,625

ENERGY-1.0%
OIL & GAS SERVICES-1.0%
Enron Corp.                                      40,000      1,390,000

TRANSPORTATION-0.7%
RAILROAD-0.7%
Conrail, Inc.                                    15,000        926,250

OTHER-3.5%
G.T. Greater Europe Fund                        150,000      1,912,500
Scudder New Asia Fund, Inc.*                     80,000      1,270,000
The France Growth Fund, Inc.                    160,000      1,740,000
                                                             4,922,500
Total Common Stocks (cost $68,872,144)                      82,602,625

CORPORATE BONDS-9.7%
COMMUNICATIONS-1.6%
Tele-Communications, Inc.
  9.80%, 2/01/12                                 $2,000      2,210,800

INDUSTRIAL-6.3%
Borden, Inc.
  Zero Coupon, 5/22/97(a)                         4,000      3,510,000
P T Alatief Freeport Finance
  9.75%, 4/15/01                                  3,325      3,358,250
Time Warner, Inc.
  9.15%, 2/01/23                                  2,050      2,110,639
                                                             8,978,889

OTHER-1.8%
Republic of Italy
  6.875%, 9/27/23                                 3,000      2,620,290
Total Corporate Bonds (cost $13,942,300)                    13,809,979

MORTGAGE RELATED SECURITIES-7.1%
Federal Home Loan Mortgage Corp.
  7.00%, 7/01/25                                  2,958      2,886,801
Federal National Mortgage Association
  6.00%, 4/01/09-6/01/09                          7,574      7,287,415
TotalMortgageRelated Securities
  (cost $10,287,487)                                        10,174,216

U.S. GOVERNMENT OBLIGATIONS-17.6%
U.S. Treasury Bond
  7.50%, 11/15/24                                 1,050      1,130,881


8



                                                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
U.S. Treasury Notes
  6.75%, 4/30/00                                $   600    $   613,314
  7.125%, 9/30/99                                 6,200      6,413,094
  7.50%, 2/15/05                                  5,255      5,632,677
  7.875%, 4/15/98                                10,750     11,240,415
Total U.S.Government Obligations
  (cost $24,718,498)                                        25,030,381

COMMERCIAL PAPER-6.4%
Merrill Lynch & Co., Inc.
  5.85%, 8/01/95
  (amortized cost $9,079,000)                     9,079      9,079,000

TOTALINVESTMENTS-98.9%
  (cost $126,899,429)                                      140,696,201
Other assets less
liabilities-1.1%                                             1,523,772

NET ASSETS-100%                                           $142,219,973


*    Non-income producing security.

(a) Security exempt from Registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 1995, the aggregate market value of this security amounted to $3,510,000 representing 2.5% of net assets.

     See notes to financial statements.


9



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995                                          ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $126,899,429)          $140,696,201
  Cash                                                                  546,955
  Receivable for investment securities sold                           4,945,182
  Dividends and interest receivable                                     876,135
  Receivable for capital stock sold                                      34,826
  Total assets                                                      147,099,299

LIABILITIES
  Payable for investment securities purchased                         4,322,587
  Payable for capital stock redeemed                                    191,909
  Advisory fee payable                                                   75,176
  Distribution fee payable                                               41,867
  Accrued expenses                                                      247,787
  Total liabilities                                                   4,879,326

NET ASSETS                                                         $142,219,973

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $94,502
  Additional paid-in capital                                        117,830,925
  Undistributed net investment income                                 1,022,661
  Accumulated net realized gain                                       9,475,113
  Net unrealized appreciation of investments                         13,796,772
                                                                   $142,219,973

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($122,032,621/8,093,872
    shares of capital stock issued and outstanding)                      $15.08
  Sales charge-4.25% of public offering price                               .67
  Maximum offering price                                                 $15.75

  CLASS B SHARES
  Net asset value and offering price per share ($15,079,578/1,013,382
    shares of capital stock issued and outstanding)                      $14.88

  CLASS C SHARES
  Net asset value, redemption and offering price per share ($5,107,774/
    342,976 shares of capital stock issued and outstanding)              $14.89


See notes to financial statements.


10



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1995                               ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                             $5,392,426
  Dividends (net of foreign taxes withheld of $2,260)   2,015,640
                                                                    $ 7,408,066

EXPENSES
  Advisory fee                                          1,044,023
  Distribution fee - Class A                              355,461
  Distribution fee - Class B                              138,872
  Distribution fee - Class C                               50,477
  Transfer agency                                         274,247
  Administrative                                          167,029
  Registration                                             86,906
  Audit and legal                                          84,292
  Custodian                                                68,535
  Printing                                                 31,302
  Directors' fees                                          24,000
  Miscellaneous                                            32,954
  Total expenses                                                      2,358,098
  Net investment income                                               5,049,968

REALIZED AND UNREALIZED GAIN ON INVESTMENTS & FOREIGN CURRENCY
  Net realized gain on security transactions                          9,860,942
  Net realized gain on foreign currency transactions                         76
  Net realized gain on options transactions                             113,966
  Net change in unrealized appreciation on securities                 9,246,257
  Net gain on investments                                            19,221,241

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $24,271,209


See notes to financial statements.


11



STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
                                                      YEAR ENDED   OCT. 1, 1993
                                                        JULY 31,      THROUGH
                                                          1995    JULY 31,1994*
                                                    ------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                              $ 5,049,968  $  3,727,437
  Net realized gain on investments                     9,974,984     1,521,330
  Net change in unrealized appreciation
    of investments                                     9,246,257   (11,401,870)
  Net increase (decrease) in net assets
    from operations                                   24,271,209    (6,153,103)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                           (4,018,825)   (3,328,864)
    Class B                                             (288,412)     (209,253)
    Class C                                             (105,151)      (94,432)
  Net realized gain on investments
    Class A                                             (264,146)   (3,450,935)
    Class B                                              (24,685)     (236,079)
    Class C                                               (8,478)     (106,940)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            (55,580,660)    5,057,935
  Total decrease                                     (36,019,148)   (8,521,671)

NET ASSETS
  Beginning of period                                178,239,121   186,760,792
  End of period (including undistributed net
    investment income of $1,022,661 and $396,666,
    respectively)                                   $142,219,973  $178,239,121


* The Fund changed its fiscal year end from September 30 to July 31. See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995                                          ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Securities traded on the over the counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short term securities, be determined by reference to valuations obtained from a pricing service. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions of $76 for the Fund, represents net foreign exchange gains and losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currency denominated assets and liabilities.

3. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended July 31, 1995 were as follows:


                                                     NUMBER OF
                                                     CONTRACTS   PREMIUMS
                                                     ---------   --------
Options outstanding at beginning of period                -0-   $     -0-
Options written                                          870     179,209
Options terminated in closing purchase transactions     (200)    (64,398)
Options expired                                         (550)    (82,985)
Options exercised                                       (120)    (31,826)
Options outstanding at end of period                      -0-   $     -0-


4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5 INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended July 31, 1995.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for the cost of certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 1995, such reimbursement amounted to $167,029.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $198,299 for the year ended July 31, 1995.

Alliance Fund Distributors, Inc. (a wholly owned subsidiary of the Adviser) serves as the Distributor of the


14



                                                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
Fund's shares. The Distributor received front end sales charges of $4,819 from the sale of Class A shares and $71,604 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1995.

Brokerage commissions paid on securities transactions for the year ended July 31, 1995 amounted to $308,733, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b 1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B shares and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $965,505 and $262,338, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short term investments) aggregated $276,640,775 and $320,359,124, respectively, for the year ended July 31, 1995. There were purchases of $130,654,963 and sales of $128,406,105 of U.S. Government and government agency obligations for the year ended July 31, 1995. At July 31, 1995, the cost of securities for federal income tax purposes was $126,969,994. Accordingly gross unrealized appreciation of investments was $15,252,805 and gross unrealized depreciation of investments was $1,526,598 resulting in net unrealized appreciation of $13,726,207.


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
NOTE E: CAPITAL STOCK
There are 180,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 60,000,000 authorized shares. Prior to February 23, 1993 there were 60,000,000 shares of $1.00 par value capital stock authorized, divided into two classes designated Class A and Class B shares. Transactions in capital stock were as follows:


                                    SHARES                    AMOUNT
                         ------------------------  ----------------------------
                          YEAR ENDED  OCT. 1,1993    YEAR ENDED    OCT. 1,1993
                            JULY 31,    THROUGH        JULY 31,      THROUGH
                              1995   JULY 31,1994*      1995      JULY 31,1994*
                         -----------  -----------  -------------  -------------
CLASS A
Shares sold                 833,994      876,506   $ 11,355,969   $ 12,195,964
Shares issued in
  reinvestment of
  dividends and
  distributions             258,708      407,717      3,476,710      5,628,682
Shares redeemed          (4,776,892)  (1,481,275)   (67,754,957)   (20,511,243)
Net decrease             (3,684,190)    (197,052)  $(52,922,278)   $(2,686,597)

CLASS B
Shares sold                 253,480      564,263   $  3,417,128    $ 7,799,514
Shares issued in
  reinvestment of
  dividends and
  distributions              19,426       27,387        257,488        374,239
Shares redeemed            (343,847)    (403,295)    (4,616,970)    (5,657,858)
Net increase (decrease)     (70,941)     188,355    $  (942,354)   $ 2,515,895

CLASS C
Shares sold                 100,113      481,248    $ 1,340,570    $ 6,765,099
Shares issued in
  reinvestment of
  dividends and
  distributions               5,947       11,554         78,834        157,982
Shares redeemed            (235,619)    (124,424)    (3,135,432)    (1,694,444)
Net increase (decrease)    (129,559)     368,378    $(1,716,028)   $ 5,228,637


NOTE F: RECLASSIFICATION OF COMPONENTS OF NET ASSETS
In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, permanent book and tax differences relating to shareholder distributions have been reclassified to additional paid-in capital. As of July 31, 1995, the cumulative effect of such differences totaling $11,585 and ($69,033) were reclassified from undistributed net investment income and undistributed net realized gains, respectively, to additional paid in capital. Net investment income, net realized gains and net assets were not affected by this change.


*  The Fund changed its fiscal year end from September 30 to July 31.


16



FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                          CLASS A
                                                             -------------------------------------------------------------
                                                                         OCT. 1,1993
                                                             YEAR ENDED     THROUGH           YEAR ENDED SEPTEMBER 30,
                                                                JULY 31,    JULY 31,   -----------------------------------
                                                                  1995        1994*          1993        1992        1991
                                                             ----------  --------------  ---------  ----------  ----------
Net asset value, beginning of period                            $13.38      $14.40         $13.20      $12.64      $10.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              .46         .29            .34         .44         .46
Net realized and unrealized gain (loss) on investments            1.62        (.74)          1.29         .57        2.17
Net increase (decrease) in net asset value from operations        2.08        (.45)          1.63        1.01        2.63

LESS: DISTRIBUTIONS
Dividends from net investment income                              (.36)       (.28)          (.43)       (.45)       (.40)
Distributions from net realized gains                             (.02)       (.29)            -0-         -0-         -0-
Total dividends and distributions                                 (.38)       (.57)          (.43)       (.45)       (.40)
Net asset value, end of period                                  $15.08      $13.38         $14.40      $13.20      $12.64

TOTAL RETURN
Total investment return based on net asset value (b)             15.99%      (3.21)%        12.52%       8.14%      25.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $122,033    $157,637       $172,484    $143,883    $154,230
Ratio of expenses to average net assets                           1.32%       1.27%(c)       1.35%       1.40%       1.44%
Ratio of net investment income to average net assets              3.12%       2.50%(c)       2.50%       3.26%       3.75%
Portfolio turnover rate                                            179%        116%           188%        204%         70%


See footnote summary on page 19.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                           CLASS B
                                                             ----------------------------------------------------------------
                                                                        OCT. 1,1993
                                                             YEAR ENDED     THROUGH            YEAR ENDED SEPTEMBER 30,
                                                                JULY 31,    JULY 31,    -------------------------------------
                                                                  1995        1994*          1993        1992        1991(A)
                                                             ----------  --------------  ---------  ----------  -------------
Net asset value, beginning of period                            $13.23      $14.27         $13.13      $12.61      $11.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              .30         .22            .29         .37         .25
Net realized and unrealized gain (loss) on investments            1.65        (.75)          1.22         .54         .80
Net increase (decrease) in net asset value from operations        1.95        (.53)          1.51         .91        1.05

LESS: DISTRIBUTIONS
Dividends from net investment income                              (.28)       (.22)          (.37)       (.39)       (.28)
Distribution from net realized gains                              (.02)       (.29)            -0-         -0-         -0-
Total dividends and distributions                                 (.30)       (.51)          (.37)       (.39)       (.28)
Net asset value, end of period                                  $14.88      $13.23         $14.27      $13.13      $12.61

TOTAL RETURN
Total investment return based on net asset value (b)             15.07%      (3.80)%        11.65%       7.32%       8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $15,080     $14,347        $12,789      $6,499      $1,830
Ratio of expenses to average net assets                           2.11%       2.05%(c)       2.13%       2.16%       2.13% (c)
Ratio of net investment income to average net assets              2.30%       1.73%(c)       1.72%       2.46%       3.19% (c)
Portfolio turnover rate                                            179%        116%           188%        204%         70%


See footnote summary on page 19.


18


                                                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                         CLASS C
                                            -----------------------------------
                                                                     AUGUST 2,
                                            YEAR ENDED  OCT. 1,1993   1993(D)
                                              JULY 31,   THROUGH    TO APR. 30,
                                                 1995  JULY 31,1994*   1994
                                            ---------- ------------ -----------
Net asset value, beginning of period           $13.24    $14.28      $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .30       .24         .11
Net realized and unrealized gain (loss)
  on investments                                 1.65      (.77)        .71
Net increase (decrease) in net asset value
  from operations                                1.95      (.53)        .82

LESS: DISTRIBUTIONS
Dividends from net investment income             (.28)     (.22)       (.17)
Distributions from net realized gains            (.02)     (.29)         -0-
Total dividends and distributions                (.30)     (.51)       (.17)
Net asset value, end of period                 $14.89    $13.24      $14.28

TOTAL RETURN
Total investment return based on
  net asset value (b)                           15.06%    (3.80)%      6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $5,108    $6,254      $1,487
Ratios of expenses to average net assets         2.09%     2.03%(c)    2.29%(c)
Ratios of net investment income to average
  net assets                                     2.32%     1.81%(c)    1.47%(c)
Portfolio turnover rate                           179%      116%       .188%


*    The Fund changed its fiscal year end from September 30 to July 31.

(a) For the period February 4, 1991 (commencement of distribution) to September 30, 1991.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.


19



REPORT OF INDEPENDENT ACCOUNTANTS                      ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE BALANCED SHARES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period October 1, 1993 through July 31, 1994 and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, New York
September 27, 1995


20

________________________________________________________________

  APPENDIX A:  FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS
                AND OPTIONS ON FOREIGN CURRENCIES
________________________________________________________________

Futures Contracts.

         The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of a foreign currency which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward
Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.






















                               A-6
00250027.AE5